[Graphic:  5 stars across page]

3 Year Morningstar Rating*

ALL AMERICAN EQUITY FUND

           1 Year   +43.25%

           3 Year   +30.01%

           5 Year   +18.71%

          10 Year   +12.63%

Total Return for period ended 3/31/98

                                        "BLUE CHIP EQUITY"

                                        Call 1-800-US-FUNDS
[Graphic: U.S. Global Investors Logo]        1-800-873-8637
                                        to receive investment literature
                                        and a prospectus.

                                        WWW.usfunds.com

For more complete information about US Global Investors' funds, including charges and expenses, call 1-800-US-FUNDS or visit our Web site at www.usfunds.com for a free prospectus. Read it carefully before you invest or send money. Past performance is no guarantee of future results. Investment returns and principle will fluctuate so that you may have a gain or loss when you sell shares.

         *Morningstar uses a proprietary rating system to show historical, risk-adjusted performance. These ratings may change monthly and are calculated from the funds' 1-,3-, 5-, and 10-year (when available) average annual returns in excess of 90-day Treasury bill returns, with an appropriate adjustment for fees and expenses and with a risk factor reflecting the funds' performance below 90-day T-bill returns.
Morningstar awards five stars to funds in the top 10% of their category, four stars to funds in the next 22.5%, three stars to the next 35%, two stars to the next 22.5%, and one star in the bottom 10%. Morningstar awarded the fund five stars out of 2437 funds for the 3-year period ended
3/31/98.                 IBD194